fast forward advance relentlessly world's leading automotive interior supplier R Auto Analysts of New York Detroit Auto Conference January 13, 2005 Exhibit 99.2

Agenda I. Company Overview Bob Rossiter, Chairman & CEO Operating Review Jim Vandenberghe, Vice Chairman 2005 Financial Guidance and Sales Backlog Update Dave Wajsgras, SVP & CFO Panel Q & A Session

Company Overview

Highlights of Today's Presentation Global business conditions are challenging Following a consistent, disciplined strategy to deliver profitable growth Three-year sales backlog increases to $3.8 billion Solid 2005 financial outlook; dividend increased

Business Conditions Continued mixed economic signals North American and European vehicle production down in first quarter Raw material prices negatively impacting earnings Fierce global competition for market share Significant Adverse Earnings Impact In First Quarter; Improving Outlook For Balance Of 2005

We Have a Balanced, Long-Term Approach to Creating Shareholder Value Leverage our core capabilities as a leader in automotive interiors to profitably grow our business worldwide; Deliver the highest quality and customer satisfaction in the industry Expand our presence in Asia and with Asian manufacturers globally Leverage our scale, expertise and common architecture strategy to improve the value equation Maintain global competitiveness by growing our low-cost manufacturing and engineering capability Invest in new business development and plant efficiency initiatives Maintain a strong and flexible balance sheet Return cash to shareholders through share repurchases and dividends

Asian Strategy Leverage JVs and strategic partnerships to support Japanese and Korean OEMs globally Support growth of traditional North American and European customers in Asia Expand low-cost manufacturing and engineering capability Continue to expand presence in China

New Asian Business in 2004 Expanded relationship with Hyundai globally Formed JV with Tachi-S for Nissan seating Won new China seating business for Audi A6 Formed JV in Korea to support seating for GM Daewoo Awarded Mazda seating business in the U.S.

Operating Review

Operating Review Strategy to mitigate the impact of higher raw material prices Continued emphasis on quality and customer satisfaction Investment in new facilities to support growth and low-cost initiatives Significant new product launch year, including GM total interior integrator program Content per vehicle growth in North America and Europe

Strategy to Mitigate Higher Raw Material Prices Supply base compression Re-sourcing - develop new sources of supply In-sourcing - fill open capacity where appropriate Lear's Cost Technology Optimization process Low-cost country sourcing and engineering Supplier Lean Manufacturing and Six Sigma Further consolidation of administrative functions Factor into customer productivity requirements

Sustained low level of TGW in 2004 Over 30% improvement since 1999 Seven Best-in-Segment vehicles Midsize and full-size car / premium sports car Light duty and heavy duty full-size pickup Entry luxury SUV / full-size van Highest Quality Seat Manufacturer Supplying Multiple OEMs Source: 2003 J.D. Power Seat Survey Lear's 2004 J.D. Power Results 1998 1999 2000 2001 2002 2003 2004 TGR 12.4 10.3 9.5 8.3 7.9 7 7.1 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Things Gone Wrong (TGW) per 100 vehicles J.D. Power Quality Measurements 31% Improvement

2005 Key Product Launches

Product	Lear Content
Americas	
Cadillac DTS / Buick LeSabre replacement	Total interior integrator program
DCX Dodge Ram Truck	Seats, doors, IP, overhead systems
Ford Explorer / Mountaineer	Seats, doors, electrical distribution
Hyundai Sonata	Seats, electrical distribution
International	
Audi A6 – China	Seats
BMW 3-Series	Seats, electronics
Fiat Punto	Seats, doors, headliner
Nissan Serena / Liberty	Electrical distribution
Peugeot 1007	Seats

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Total Interior Integrator Program Update for Cadillac DTS / Buick LeSabre Replacement Program meeting financial targets Meeting harmony and craftsmanship targets Best-in-class rating for seat comfort Manufacturing readiness on target Vehicles debut at Chicago Auto Show in February On Track To Deliver World Class Interiors

Ongoing Manufacturing Footprint Changes Investing In Footprint Actions Globally To Support Growth Opportunities And Low-Cost Country Strategy Efficiency Actions Downsizing, closures and relocations impacted 15 facilities in 2004 Growth Opportunities New facilities opened to support business in China, Korea, Czech Republic and Slovakia Low-Cost Country Presently, Lear has low-cost operations in 13 countries Plans to expand operations in Mexico, Honduras, Poland, Romania and Philippines Approximately 20% of sales manufactured in low-cost locations

North American CPV to Improve in 2005* European CPV Growth to Moderate in 2005* Please see slide titled "Forward-Looking Statements" at the end of this presentation. 1998 Q2 2003 2000 2004 2005 2003 1Q04 TGR 12.4 596 553 584 308 357 West 30.6 31.6 North 45.9 43.9 1998 2000 2004 2005 TGR 12.4 247 353 West 30.6 North 45.9 Growing Our Content Per Vehicle ^ $580 ^ $350 $224

Focused Strategy Has Allowed Lear to Deliver Solid Results Core operating fundamentals remain strong Proactively addressing near term challenges Investing in sales growth and customer diversification Well positioned to continue to deliver superior value Despite Industry Challenges, Long Term Outlook Remains Strong

2005 Financial Guidance

North America (in millions) 2005 Production Stable In North America And Europe 2005 Outlook Vehicle Production Assumptions* 2004 Forecast 2005 Forecast 3rd Qtr 4th Qtr East 15.8 15.7 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 0.6 2004 Forecast 2005 Forecast 3rd Qtr 4th Qtr East 18.5 18.3 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 0.6 Europe (in millions) Please see slide titled "Forward-Looking Statements" at the end of this presentation. ^ 15.8 ^ 18.5 16.0 18.6 15.7 18.3

2005 Outlook Net Sales* Record Net Sales In 2005 Anticipated 2002 2003 2004 Guidance 2005 Guidance East 14.4 15.8 16.8 17.6 West 30.6 0.4 North 45.9 46.9 45 (in billions) ^ $16.8 $15.8 ^ $17.6 - $18.0 Please see slide titled "Forward-Looking Statements" at the end of this presentation.

Range of $5.00 to $6.00 per share, depending on: Production levels & platform mix Impact on supply chain from sustained high level of raw material prices Customer productivity negotiations 2005 Outlook Net Income Per Share* 2005 Net Income Per Share Impacted By Uncertainty Surrounding Production / Mix And Raw Material Price Pressures * Includes the dilutive impact of the Company's outstanding convertible senior notes: approximately $0.26-0.27 for 2004. Please see slides titled "Use of Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation. 2005 Guidance 2002 2004 Guidance 2004 Guidance Adjusted to Exclude 3Q Tax Benefit Net Sales 4.65 5.71 5.49 Increase in Net Sales 0.1 0.1 $5.59 $5.49 $5.81 $5.71 2004 Guidance

Capital Spending* 2002 2003 2004 Guidance 2005 Guidance CapX 273 376 400 425 Increase in Net Sales 75 (in millions) $376 ^ $400 Please see slide titled "Forward-Looking Statements" at the end of this presentation. $475 % of Revenue 2.4% ^ 2.4% ^ 2.5% 2005 and 2006 backlog of $2.9 billion Low-cost country strategy Common architecture Quality initiatives Capital Spending Increases To Support Profitable Growth $425

2003 2004 Guidance 2005 Guidance Net Sales 5.08 3 2.5 Increase in Net Sales 1 Daily Average Free Cash Flow Remains Strong 2005 Outlook Free Cash Flow** (in millions) ^ $350* $509 ^ $300 ^ $250 Excluding effect of change in customer payment terms. ** Please see slides titled "Use of Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation. Two -Year Average Cash flow from on-going operations remains solid Higher level of capital for new business and quality initiatives One-time impact of timing change in customer payment terms to beyond month-end

Net Sales $17.6 - $18.0 billion Net Income Per Share $5.00 - $6.00 Interest Expense $170 - $175 million Tax Rate 25% - 27% Depreciation $400 - $425 million Capital Expenditures $425 - $475 million Full Year 2005 Financial Guidance* Please see slide titled "Forward-Looking Statements" at the end of this presentation.

Factors Impacting Quarterly Results in 2005* Lower industry production and unfavorable Lear platform mix Timing of commercial agreements with customers / suppliers Improving production & mix environment and timing of sales backlog Favorable impact of cost reductions and raw material price mitigation actions First Quarter Second Quarter - Fourth Quarter Please see slide titled "Forward-Looking Statements" at the end of this presentation. Unfavorable Production Environment And Raw Material Prices Will Disproportionately Affect First Quarter

Sales Backlog Update

Interior And Electronic / Electrical Represent Half Of Three-Year Backlog European And Asian Customers Represent Almost Half Of Three-Year Backlog Backlog Growth* Previous Status New Status East 1.4 1.6 Please see slide titled "Forward-Looking Statements" at the end of this presentation. $1,400 $1,550 (in millions) 2004 - 2006 2005 - 2007 East 3.05 3.8 $3,800 $3,050 2005 Backlog Three-Year Backlog (in millions) Up 25%

2004 2005 2006 2007 2008 East 750 1550 1350 900 500 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2005 - 2007 Backlog* Cumulative $1,350 $3,800 $2,900 (in millions) Please see slide titled "Forward-Looking Statements" at the end of this presentation. $1,550 $900 Upside Opportunity In 2007 From Open Sourcing $1,550

Sales Backlog Methodology New Method (3 years) Awarded business Rolling off / resourced business Sales Backlog Increases comparability with peers Captures 'full value' of new business awards Reduces fluctuations due to program timing uncertainty New Method Provides A Simplified Reflection Of New Business Awarded And Is Consistent With Industry Practice

Dividend Increase Increased quarterly dividend from $0.20 to $0.25 per share Payable on March 14, 2005, to shareholders of record February 25, 2005 Indicative annual dividend rate for 2005 of $1.00 per share Dividend policy going forward: Payout levels reviewed annually in connection with financial guidance Dividend Increase Reflects Strong Financial Position And Sales Backlog

Summary Overall Company strategy remains unchanged 2005 financials remain strong despite challenging environment New sales backlog supports continued growth Dividend increase reflects Company's confidence in the long term Lear Remains Focused On Delivering Superior Value To Our Customers And Our Shareholders Over Time

ADVANCE RELENTLESSLY(tm) www.lear.com LEA NYSE Listed R

The Company has provided information regarding "free cash flow" and net income per share adjusted to exclude a one-time tax benefit (non-GAAP financial measures) in this presentation. Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that free cash flow is useful to both management and investors in their analysis of the Company's ability to service and repay its debt. Further, management uses free cash flow for planning and forecasting in future periods. Management believes that net income per share adjusted to exclude a one-time tax benefit is useful in assessing the Company's financial performance by excluding a tax benefit that is not indicative of the Company's continuing earnings. Neither free cash flow nor net income per share adjusted to exclude a one-time tax benefit should be considered in isolation or as a substitute for net income, net income per share, net cash provided by operating activities or other income or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slide is a reconciliation of free cash flow to net cash provided by operating activities and net income per share guidance adjusted to exclude a one-time tax benefit to net income per share determined in accordance with GAAP. Use of Non-GAAP Financial Information

2003 Free Cash Flow (in millions) Net cash provided by operating activities $ 586.3 Net change in sold accounts receivable 298.1 Net cash provided by operating activities before net change in sold accounts receivable 884.4 Capital expenditures (375.6) Free cash flow $ 508.8 Net Income Per Share Adjusted To Exclude A One-Time Tax Benefit 2004 Net income per share guidance $ 5.71 $ 5.81 One-time tax benefit* 0.22 0.22 Net income per share guidance adjusted to exclude a one-time tax benefit $ 5.49 $ 5.59 Use of Non-GAAP Financial Information Free Cash Flow * Third Quarter tax benefit from a prior years' tax settlement.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates and fuel prices, fluctuations in the production of vehicles for which the Company is a supplier, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer productivity negotiations, the impact and timing of program launch costs, the costs and timing of facility closures or similar actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, fluctuations in foreign exchange rates, adverse changes in economic conditions or political instability in the jurisdictions in which the Company operates, competitive conditions impacting the Company's key customers, raw material cost and availability, the Company's ability to mitigate the significant impact of recent increases in raw material prices, the Company's ability to successfully integrate the recently acquired terminals and connectors operations, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in free cash flow and other risks described from time to time in the Company's Securities and Exchange Commission filings. This presentation also contains information on the Company's sales backlog. The Company's incremental sales backlog reflects: anticipated net sales from formally awarded new programs, less phased-out and cancelled programs. The calculation of backlog does not reflect customer price reductions on existing or newly-awarded programs. The backlog may be impacted by various assumptions embedded in the calculation, including vehicle production levels on new and replacement programs, foreign exchange rates and the timing of major program launches. In addition, the full year 2004 and 2005 per share earnings guidance is based on an assumed 75 million and 74 million shares outstanding, respectively, and reflects the adoption of Emerging Issues Task Force ("EITF") 04-08, "The Effect of Contingently Convertible Debt on Diluted Earnings per Share." The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update them. Forward-Looking Statements